 Exhibit 99.1

Company Contact:
RELM Wireless Corporation
William P. Kelly, EVP & CFO
(321) 984-1414

RELM Wireless Declares Quarterly Dividend of $0.09 per Share

WEST MELBOURNE, FL, December 7, 2016 – RELM Wireless Corporation (NYSE MKT: RWC), today announced that on December 7, 2016, the Board of Directors of the Company approved a quarterly dividend of $0.09 per share of the Company's common stock, payable on January 13, 2017 to shareholders of record of RELM's common stock as of the close of business on January 3, 2017.
RELM Chairman of the Board, Timothy O’Neil commented, “We are pleased to announce the continuation of our capital return program with the third consecutive quarterly dividend. Implemented and announced earlier this year, the program also includes a stock repurchase program, which has been ongoing since its inception. We are very pleased with the progress at the Company and look forward to enhancing shareholder value in the months and years to come.”
About RELM Wireless

As an American Manufacturer for almost 70 years, RELM Wireless Corporation has produced high-specification two-way communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies, as well as radios for use in a wide range of commercial and industrial applications. Advances include a broad new line of leading digital two-way radios compliant with APCO Project 25 specifications. RELM’s products are manufactured and distributed worldwide under BK Radio and RELM brand names. The Company maintains its headquarters in West Melbourne, Florida and can be contacted through its web site at www.relm.com or directly at 1-800-821-2900. The Company’s common stock trades on the NYSE MKT market under the symbol “RWC”.

Forward-Looking Statements

This press release contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company’s operations, economic performance and financial condition and are based largely on the Company’s beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our LMR product line; competition in the land mobile radio industry; general economic and business conditions, including federal, state and local government budget deficits and spending limitations; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; heavy reliance on sales to agencies of the U.S. government; our ability to utilize deferred tax assets; retention of executive officers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and consummate, acquisition or investment transactions, and risks incumbent to being a minority stockholder in a corporation; impact of our investment strategy; government regulation; our business with manufacturers located in other countries; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results; acts of war or terrorism, natural disasters and other catastrophic events; any infringement claims; data security breaches and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE MKT listing; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in the Company’s subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.